                                                                    EXHIBIT 99.1

                    AMENDED AND RESTATED SUPPORT AGREEMENT
                    --------------------------------------


     AMENDED AND RESTATED AGREEMENT, dated as of June 30, 1997, by and among JP FOODSERVICE, INC., a Delaware corporation ("JPFI") and the other persons whose names are set forth on the signature pages hereto (collectively, the "Stockholders").

     WHEREAS, the parties hereto have previously entered into, and Rykoff-Sexton, Inc., a Delaware corporation ("Rykoff-Sexton"), has previously acknowledged, a Support Agreement, dated as of June 30, 1997 (the "Original Support Agreement"); and

     WHEREAS, concurrently with the execution and delivery of the Original Support Agreement, JPFI, Hudson Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of JPFI ("Merger Sub") and Rykoff-Sexton, entered into an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

     WHEREAS, the Stockholders are the beneficial owners of the number of shares of Rykoff Common Stock set forth in Schedule I hereto (the "Subject Shares"); and

     WHEREAS, approval of the Merger Agreement by the stockholders of Rykoff is a condition to the consummation of the Merger; and

     WHEREAS, as a condition to its entering into the Merger Agreement, JPFI has required that the Stockholders agree, and the Stockholders have agreed, to enter into the Original Support Agreement; and

     WHEREAS, the parties to the Original Support Agreement, and Rykoff-Sexton, wish to amend and restate such Original Support Agreement, as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     Section 1. Agreement to Vote. (a) Each Stockholder hereby agrees to attend the Rykoff Stockholders Meeting, in person or by proxy, and to vote (or cause to be voted) all Subject Shares, and any other voting securities of Rykoff, whether issued heretofore or hereafter, that such Stockholder owns or has the right to vote, for approval and adoption of the Merger Agreement and the Merger. Such agreement to vote shall apply also to any adjournment or adjournments of the Rykoff Stockholders Meeting, and to any other meeting of stockholders at which any item of business referred to in the preceding sentence is presented for approval.

     (b) To the extent inconsistent with the foregoing provisions of this
Section 1, each Stockholder hereby revokes any and all previous proxies with respect to such Stockholder's Subject Shares or any other voting securities of Rykoff.


     Section 2. No Solicitation. No Stockholder shall, directly or indirectly, solicit or encourage (including by way of furnishing information), or authorize any individual, corporation or other entity to solicit or encourage (including by way of furnishing information), from any third party any inquiries or proposals relating to, or conduct negotiations or discussions with any third party with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or that may reasonably be expected to lead to, any proposal or offer relating to the disposition of business or assets of Rykoff or JPFI or their respective subsidiaries, or the acquisition of the voting securities of Rykoff or JPFI or their respective subsidiaries, or the merger or consolidation of Rykoff or JPFI or any of their respective subsidiaries with or to any corporation or other entity other than as provided in the Merger Agreement, the Option Agreements or the Support Agreement (and the Stockholders shall promptly notify JPFI of all of the relevant details relating to all inquiries and proposals which such Stockholders may receive relating to any such matters).


     Section 3. Securities Act Covenants and Representations. Each Stockholder hereby agrees and represents to JPFI as follows:

     (a) Such Stockholder has been advised that the offering, sale and delivery of JPFI Common Stock pursuant to the

Merger will be registered under the Securities Act on a Registration Statement on Form S-4. Such Stockholder has also been advised, however, that to the extent such Stockholder is considered an "affiliate" of Rykoff at the time the Merger Agreement is submitted to a vote of the stockholders of Rykoff any public offering or sale by such Stockholder of any shares of JPFI Common Stock received by such Stockholder in the Merger will, under current law, require either (i) the further registration under the Securities Act of any shares of JPFI Common Stock to be sold by such Stockholder, (ii) compliance with Rule 145 promulgated by the SEC under the Securities Act or (iii) the availability of another exemption from such registration under the Securities Act.

     (b) Such Stockholder has read this Agreement and the Merger Agreement and has discussed their requirements and other applicable limitations upon such Stockholder's ability to sell, transfer or otherwise dispose of shares of JPFI Common Stock, to the extent such Stockholder believed necessary, with such Stockholder's counsel or counsel for Rykoff.

     (c) Such Stockholder also understands that stop transfer instructions will be given to JPFI's transfer agent with respect to JPFI Common Stock and that a legend will be placed on the certificates for the JPFI Common Stock issued to such Stockholder, or any substitutions therefor, to the extent such Stockholder is considered an "affiliate" of Rykoff at the time the Merger Agreement is submitted to a vote of the stockholders of Rykoff.


     Section 4. Pooling Covenants and Representations. Each Stockholder hereby agrees and represents to JPFI that such Stockholder will not sell, transfer or otherwise dispose of any securities of Rykoff or of any shares of JPFI Common Stock received by such Stockholder in the Merger or other shares of capital stock of JPFI during the period beginning 30 days prior to the Effective Time and ending at such time as results covering at least 30 days of combined operations of Rykoff and JPFI have been published by JPFI, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes the combined results of operations, except for transfers or other dispositions that, taking into account the actions of other affiliates of Rykoff, will not prevent JPFI from accounting for the Merger as a pooling of interests.


     Section 5. Further Assurances. Each of JPFI and the Stockholders shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of its obligations under this Agreement. Without limiting the generality of the foregoing, none of JPFI or any of the Stockholders shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would materially impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement.


     Section 6. Representations and Warranties of JPFI. JPFI represents and warrants to each Stockholder as follows: Each of this Agreement and the Merger Agreement has been approved by the Board of Directors of JPFI, representing all necessary corporate action on the part of JPFI other than approval of the Merger Agreement by the stockholders of JPFI. Each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized officer of JPFI. Each of this Agreement and the Merger Agreement constitutes a valid and binding agreement of JPFI, enforceable against JPFI in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. JPFI covenants and agrees that, effective as of the Effective Time, JPFI shall assume the rights and obligations of Rykoff under that certain Registration Rights Agreement, dated as of May 17, 1996, by and among Rykoff and the other persons whose signatures are set forth on the signature pages thereto pursuant to an agreement in form and substance satisfactory to JPFI and such other persons.


     Section 7. Representations and Warranties of Stockholders. Each Stockholder represents and warrants to JPFI that this Agreement (i) has been duly authorized, executed and delivered by such Stockholder and (ii) constitutes the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. Each such Stockholder is the record and beneficial owner of the Subject Shares set forth opposite its respective name on Schedule I. The Subject Shares listed next to the name of such Stockholder on Schedule I hereto are the only voting securities of Rykoff owned (beneficially or of record) by such Stockholder. Neither the execution or delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will violate (a) the certificate of incorporation, by-laws, partnership agreement or other organizational document, as applicable, of any such Stockholder, or (b) any provisions of any law, rule or regulation applicable to such Stockholder or any contract or agreement to which such Stockholder is a party, other than such violations described in the foregoing clause (b) as would not prevent or materially delay the performance by such Stockholder of its obligations hereunder or impose any liability or obligation on JPFI. Each Stockholder agrees that, at or prior to the Effective Time, it shall represent to Rykoff and JPFI or their respective counsel that as of the Effective Time it has no plan or intention to (other than incident or pursuant to an Extraordinary Transaction) sell, exchange or otherwise dispose of, or enter into an agreement (a "Sales Agreement") to sell, exchange or otherwise dispose of, shares of JPFI Common Stock during the two-year period immediately following the Effective Time, and moreover that it is not subject to or obligated to enter into any agreement to sell, exchange or otherwise dispose of shares of JPFI Common Stock, if any resulting sale, exchange or disposition would (when taken in combination with actions by other Stockholders and assuming all Sales Agreements are consummated) cause the Stockholders in the aggregate to retain ownership for federal income tax purposes of less than the lesser of (i) 25% of the shares of JPFI Common Stock received by the Stockholders in the aggregate in the Merger or (ii) the Shortfall Percent of the shares of JPFI Common Stock issued in the Merger to stockholders of Rykoff. For purposes of these representations, the phrase "sell, exchange or otherwise dispose of" shall include entry into transactions whereby a Stockholder gives up substantially all the benefits and burdens of ownership in JPFI Common Stock or which otherwise constitute a transfer of ownership of such stock for federal income tax purposes. "Shortfall Percent" shall mean the greater of zero or that percentage which, when added to the following percentage, shall equal 45%: 100% minus the sum of (i) the percent of shares of JPFI Common Stock issuable in the Merger to stockholders of

Rykoff that is issuable to the Stockholders and (ii) the percent of shares of JPFI Common Stock issuable in the Merger to stockholders of Rykoff that is issuable to any other persons that can be identified immediately prior to the Effective Time as holding 5% or more of the total number of shares of Rykoff Common Stock outstanding at such time (for which purposes shares held by a family of mutual funds shall, to the extent possible, be identified with separate funds within such family and, to the extent so separately identifiable, treated as separate stockholders). Notwithstanding the foregoing, no Stockholder shall be required to provide the representations described herein if, as result of a change in law (including, without limitation, a change pursuant to Treasury regulations that may be applied, by election or otherwise, to the Merger), the facts intended to be reached by such representation are not a necessary condition for qualification of the Merger under Section 368 of the Internal Revenue Code of 1986, as amended.

     For purposes of this Section 7, an "Extraordinary Transaction" means a merger, consolidation or other business combination, tender or exchange offer, share exchange, restructuring, recapitalization or other similar transaction involving JPFI, so long as any such transaction is not arranged as part of an overall plan to which such Stockholder is a party and pursuant to which the Merger is also being consummated.

     Section 8. Effectiveness and Termination. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered and be in full force and effect. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     Section 9.  Miscellaneous.
                 --------------

     (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

     If to JPFI:

          9830 Patuxent Woods Drive
          Columbia, Maryland 21046
          Attn:  David M. Abramson, Esq.
          Telecopy:  (410) 312-7149

          with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York  10019
          Attn:  Edward D. Herlihy, Esq. Telecopy: (212) 403-2000

          If to any Stockholder:

          Merrill Lynch Capital Partners, Inc.
          225 Liberty Street
          New York, New York  10080-6123
          Attn:  James V. Caruso
          Telecopy:  (212) 236-7364

          with a copy to:

               Merrill Lynch & Co., Inc.
               World Financial Center
               North Tower
               250 Vesey Street
               New York, New York  10281-1323
               Attn:  Marcia L. Tu, Esq.
               Telecopy:  (212) 449-3207

          and a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York  10022
               Attn:  Bonnie Greaves, Esq.
               Telecopy:  (212) 848-7179

     If to Rykoff:

          Rykoff-Sexton, Inc.
          1050 Warrenville Road
          Lisle, Illinois
          Telecopy No.  (717) 830-7112
          Attention:  Robert J. Harter, Jr., Esq.

          with a copy to:

          Jones, Day, Reavis & Pogue
          77 West Wacker
          Chicago, Illinois  10022
          Telecopy No.:  (312) 782-8585
          Attention:  Elizabeth Kitslaar, Esq.

or to such other address as such party shall have designated by notice so given to each other party.

     (b) Amendments, Waivers. Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by JPFI, each of the Stockholders and Rykoff.

     (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise, and in the case of any individual party hereto any trustee, executor, heir, legatee or personal representative succeeding to the ownership of such party's Subject Shares or other securities subject to this Agreement. Notwithstanding any transfer of Subject Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

     (d) Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation the Original Support Agreement. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

     (e) Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

     (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

     (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (i) No Third-Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be en forceable by any person or entity who or which is not a party hereto.

     (j) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware or the United States District Court for the

Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (j) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the States of Delaware or New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

     (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the General Corporation Law of the State of Delaware to the fullest extent possible and otherwise by the internal laws of the State of New York without regard to principles of conflicts of law.

     (l) Name, Captions Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     (n) Limitation on Liability. No Stockholder shall have any liability hereunder for any actions or omissions of any other Stockholder.

     (o) Expenses. JPFI and Rykoff shall each bear its own expenses, and Rykoff shall bear the reasonable expenses of the Stockholders, incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                        JP FOODSERVICE, INC.



                                        By:  /s/ James L. Miller
                                             ---------------------
                                             Name: James L. Miller
                                             Title: Chairman,
                                               President and Chief
                                               Executive Officer


                                        MERRILL LYNCH CAPITAL PARTNERS, INC.


                                        By:  /s/ Matthias B. Bowman
                                             ----------------------
                                             Name:  Matthias B. Bowman
                                             Title:


                                        MERRILL LYNCH CAPITAL APPRECIATION
                                        PARTNERSHIP NO. B-XVIII, L.P.

                                        By: Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as General
                                            Partner

                                        By: Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner

                                        By:  /s/ Matthias B. Bowman
                                             --------------------------
                                             Name:  Matthias B. Bowman
                                             Title:


                   [AMENDED AND RESTATED SUPPORT AGREEMENT]

                                        MERRILL LYNCH KECALP L.P. 1994

                                        By: KECALP Inc., as General
                                            Partner


                                        By: /s/ Matthias B. Bowman
                                            ----------------------
                                            Name: Matthias B. Bowman
                                            Title:


                                        ML OFFSHORE LBO PARTNERSHIP
                                        NO. B-XVIII

                                        By: Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as Investment
                                            General Partner

                                        By: Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                        By: /s/ Matthias B. Bowman
                                            ------------------------
                                            Name: Matthias B. Bowman
                                            Title:


                                        ML IBK POSITIONS, INC.

                                        By: /s/ Matthias B. Bowman
                                            -------------------------
                                            Name:  Matthias B. Bowman
                                            Title:


                                        MLCP ASSOCIATES L.P. NO. II

                                        By: Merrill Lynch Capital
                                        Partners, Inc., as General
                                        Partner


                                        By: /s/ Matthias B. Bowman
                                            -------------------------
                                            Name:  Matthias B. Bowman


                   [AMENDED AND RESTATED SUPPORT AGREEMENT]

                                            Title:


                                        MLCP ASSOCIATES L.P. NO. IV

                                        By: Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                        By: /s/ Matthias B. Bowman
                                            ----------------------
                                            Name:  Matthias B. Bowman
                                            Title:


                                        MERRILL LYNCH KECALP L.P. 1991

                                        By: KECALP Inc., as General
                                            Partner


                                        By: /s/ Matthias B. Bowman
                                            ----------------------
                                            Name: Matthias B. Bowman
                                            Title:


                                        MERRILL LYNCH CAPITAL APPRECIATION
                                        PARTNERSHIP NO. XIII, L.P.

                                        By: Merrill Lynch LBO Partners
                                            No. IV, L.P., as General
                                            Partner

                                        By: Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                        By: /s/ Matthias B. Bowman
                                            ----------------------
                                            Name: Matthias B. Bowman
                                            Title:


                                        ML OFFSHORE LBO PARTNERSHIP
                                        NO. XIII

                                        By: Merrill Lynch LBO Partners
                                            No. IV, L.P., as Investment
                                            General Partner


                   [AMENDED AND RESTATED SUPPORT AGREEMENT]

                                  By:  Merrill Lynch Capital Partners, Inc.,
                                       as General Partner


                                  By:  /s/ Matthias B. Bowman
                                       ----------------------
                                       Name:  Matthias B. Bowman
                                       Title:


                                  ML EMPLOYEES LBO PARTNERSHIP NO. I, L.P.

                                  By:  ML Employees LBO Managers, Inc.,
                                       as General Partner


                                  By:  /s/ Matthias B. Bowman
                                       ----------------------
                                       Name:  Matthias B. Bowman
                                       Title:



                   [AMENDED AND RESTATED SUPPORT AGREEMENT]

                                  MERRILL LYNCH KECALP L.P. 1987

                                  By:  KECALP Inc., as General Partner


                                  By:  /s/ Matthias B. Bowman
                                       ----------------------
                                       Name:  Matthias B. Bowman
                                       Title:


                                  MERCHANT BANKING L.P. NO. II

                                  By:  Merrill Lynch MBP Inc., as General
                                       Partner


                                  By:  /s/ Matthias B. Bowman
                                       ----------------------
                                       Name:  Matthias B. Bowman
                                       Title:


          Rykoff hereby consents to the entry by each Stockholder into this Agreement, and the consummation of the transactions expressly contemplated hereby, in each case for purposes of Section 3.1(a) of the that certain Standstill Agreement (the "Standstill Agreement"), dated as of May 17, 1996, by and between RSI and the ML Entities (as defined therein). Rykoff represents and warrants to JPFI that the entry by each Stockholder into this Agreement, and the consummation of the transactions expressly contemplated hereby, each has been previously approved by the affirmative vote of a majority of the Continuing Directors (as defined in the Standstill Agreement) of Rykoff at a meeting at which a Continuing Director Quorum (as defined in the Standstill Agreement) was present. Rykoff also hereby acknowledges and consents to its obligations pursuant to Section 9(o) hereof.

                                  RYKOFF-SEXTON, INC.


                                  By:  /s/ Mark Van Stekelenburg
                                       -------------------------
                                  Name:   Mark Van Stekelenburg
                                  Title:  Chairman and Chief Executive Officer


                   [AMENDED AND RESTATED SUPPORT AGREEMENT]

                                  Schedule I
                                  ----------

                                Share Ownership


Name of Stockholder                         Shares Owned Beneficially
-------------------                         -------------------------

MERRILL LYNCH CAPITAL APPRECIATION                          4,357,505
PARTNERSHIP NO. B-XVIII, L.P.

MERRILL LYNCH KECALP L.P. 1994                                 67,879

ML OFFSHORE LBO PARTNERSHIP                                 2,192,382
NO. B-XVIII

ML IBK POSITIONS, INC.                                      1,440,181

MLCP ASSOCIATES L.P. NO. II                                    52,257

MLCP ASSOCIATES L.P. NO. IV                                    13,575

MERRILL LYNCH KECALP L.P. 1991                                189,793

MERRILL LYNCH CAPITAL APPRECIATION                          1,620,103
PARTNERSHIP NO. XIII, L.P.

ML OFFSHORE LBO PARTNERSHIP NO. XIII                           41,188

ML EMPLOYEES LBO PARTNERSHIP                                   40,273
NO. I, L.P.

MERRILL LYNCH KECALP L.P. 1987                                 30,434

MERCHANT BANKING L.P. NO. II                                   30,434